Exhibit 10.5

SECOND AMENDMENT TO CREDIT AGREEMENT

To each of the Lenders
signatory hereto

Ladies and Gentlemen:

Reference is hereby made to that certain Credit Agreement dated as of December 26, 2003 (as amended hereby and heretofore amended, the “Credit Agreement”), between the undersigned, LTC Properties, Inc., the Guarantors party thereto, the Lenders party thereto, Bank of Montreal, as Administrative Agent, Harris Nesbitt Corp., as Co-Lead Arranger and Book Manager and Key Bank National Association, as successor in interest to Key Corporate Capital Inc., as Co-Lead Arranger and Syndication Agent.  All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

The Company has requested that Merrill Lynch Capital, a Division of Merrill Lynch Business Financial Services Inc., a Delaware corporation (“Merrill Lynch”) be added as a Lender with a Commitment of $20,000,000 pursuant to Section 1.14 of the Credit Agreement and the Lenders are willing to amend the Credit Agreement to do so under the terms and conditions set forth in this agreement (herein, the “Amendment”).

1.             ADDITION OF NEW LENDER.

Upon satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement shall be and hereby is amended as follows:

1.1           Merrill Lynch Capital, a Division of Merrill Lynch Business Financial Services Inc., a Delaware corporation (the “New Lender”) shall be deemed a Lender signatory to the Credit Agreement and shall have all the rights, benefits, duties and obligations of a Lender under the Credit Agreement and the Loan Documents.  Accordingly, all references in the Credit Agreement and the Loan Documents to the terms “Lender” and “Lenders” shall be deemed to include, and be a reference to, the New Lender.  The New Lender agrees that it will perform all of the duties and obligations which by the terms of the Credit Agreement and the Loan Documents are required to be performed by it as a Lender with a Commitment of $20,000,000.

1.2           The following address shall be deemed to appear on the New Lender’s signature page in the Credit Agreement as so amended for the New Lender:

Merrill Lynch Capital,
a Division of Merrill Lynch Business Financial Services Inc.

222 N. LaSalle Street, 16th Floor

Chicago, IL  60601

Attention:      John H. Ferguson, V

Assistant Vice President, Operations

Telephone:    (312) 499-3361

Telecopy:      (312) 750-6240

2.             AMENDMENTS.

Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement shall be and hereby is amended as follows:

2.1.          Section 1.5(b) of the Credit Agreement shall be amended in its entirety to read as follows:

(b)           Notice to the Lenders.  The Administrative Agent shall (i) give prompt telephonic or facsimile notice of each Borrowing notice received from Borrower pursuant to Section 1.5(a) above, (ii) send a facsimile copy to each Lender within five (5) Business Days of the date of receipt of each notice from the Borrower received pursuant to Section 1.5(a) above and (iii) if such notice requests the Lenders to make Eurodollar Loans, the Administrative Agent shall give notice to the Borrower and each Lender by like means of the interest rate applicable thereto promptly after the Administrative Agent has made such determination.

2.2           The defined term “Commitment” appearing in Section 5.1 of the Credit Agreement is hereby amended by deleting the last sentence thereof and replacing it with the following:

The Borrower and the Lenders acknowledge and agree that the Commitments of the Lenders aggregate $65,000,000 as of October 5, 2004.

2.3.          Schedule I to the Credit Agreement is hereby amended and restated in its entirety in the form attached hereto as Schedule I.

3.             CONDITIONS PRECEDENT.

The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

3.1.          The Borrower, the Administrative Agent and the Lenders shall each have executed and delivered this Amendment.

3.2.          The Borrower shall have executed and delivered a Note to Merrill Lynch in the amount of its Commitment, such new Note to constitute a ”Note” for all purposes of the Credit Agreement and the other Loan Documents upon the Administrative Agent’s receipt of the same for the New Lender.

3.3           All legal matters incident to the execution and delivery of this Amendment and the instruments and documents contemplated hereby shall be satisfactory to the Lenders and their counsel; and the Administrative Agent shall have received (with a signed copy for each Lender) (i) the favorable written opinion of counsel for the Borrower in form and substance satisfactory to the Administrative Agent and (ii) the signed Certificate of the Secretary or an Assistant Secretary of the Borrower, dated the date hereof, certifying (x) a true and correct copy of resolutions adopted by the Board of Directors of the Borrower authorizing or ratifying the execution, delivery and performance of the Credit Agreement as amended by this Amendment and the other instruments and documents called for above, including the Note to be issued to the New Lender and (y) the incumbency and specimen signatures of officers of the Borrower executing the documents referred to in clause (x) above and any other documents delivered to the Administrative Agent in connection with this Amendment.

3.4.          The Guarantors shall have executed and delivered their consent to this Amendment in the space provided for that purpose below.

4.             EQUALIZATION OF OUTSTANDING LOANS.

Anything contained in the Credit Agreement to the contrary notwithstanding, upon satisfactory completion of the conditions precedent to the effectiveness of this Amendment set forth above, Merrill Lynch shall advance to the Administrative Agent an amount equal to its ratable share of all outstanding Loans and the Administrative Agent shall allocate such amount to each of the other Lenders so that after giving effect thereto each Lender holds its ratable share of the total of the Loans then outstanding.  On such date, the Lender’s respective interests in outstanding Letters of Credit shall also be adjusted to reflect Merrill Lynch’s pro rata interest therein.

5.             REPRESENTATIONS.

In order to induce the Lenders to execute and deliver this Amendment, the Borrower hereby represents to the Administrative Agent and the Lenders that as of the date hereof the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct (except to the extent the same expressly relate to an earlier date) and the Borrower is in compliance with all of the terms and conditions of the Credit Agreement and the other Loan Documents and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

6.             MISCELLANEOUS.

6.1           By signing below, the New Lender hereby (i) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered to the Lenders pursuant to Section 8.5 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as Administrative Agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Lender.

6.2.          Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms.  Reference to this specific Amendment need not be made in the Credit Agreement, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

6.3.          The Borrower agrees to pay on demand all reasonable costs and expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment and the other instruments and documents contemplated hereby, including the reasonable fees and expenses of counsel for the Administrative Agent.

6.4.          This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement.  Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original.  This Amendment shall be governed by the internal laws of the State of New York.

[SIGNATURES PAGES TO FOLLOW]

This Second Amendment to Credit Agreement is dated as of October 5, 2004.

LTC PROPERTIES, INC.

By
	Name	/s/ Andre Dimitriadis
	Title	Chairman & CEO

By
	Name	/s/ Alex J. Chavez
	Title	Sr. Vice President and Treasurer

Accepted and agreed to as of the date and year last above written.

BANK OF MONTREAL, Chicago Branch, in its individual capacity as a Lender, as L/C Issuer, and as Administrative Agent

By
Name	/s/ Thomas A. Batterham
Title	Managing Director

KEY BANK NATIONAL ASSOCIATION, as successor in interest to KEY CORPORATE CAPITAL INC., in its individual capacity as a Lender

By
Name	/s/ Florentina Djulvezan
Title	Vice President

BANK LEUMI USA, in its individual capacity as a Lender

By
Name	/s/ Joung Hee Hong
Title	Vice President

Merrill Lynch Capital, a Division of Merrill Lynch Business Financial Services Inc., in its individual capacity as a Lender

By
Name	/s/ Brett Robinson
Title	Vice President

GUARANTORS’ ACKNOWLEDGMENT

The undersigned each hereby consent to the Second Amendment to Credit Agreement as set forth above and confirm all of the undersigneds’ obligations thereunder remain in full force and effect.  The undersigned each further agree that the consents of the undersigned to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained.

Dated as of October 5, 2004.

LTC-WEST, INC.

By
	Name	/s/ Alex J. Chavez
	Title	Sr. Vice President and Treasurer

By
	Name	/s/ Andre Dimitriadis
	Title	Chairman & CEO

FLORIDA-LTC, INC.

By
	Name	/s/ Alex J. Chavez
	Title	Sr. Vice President and Treasurer

By
	Name	/s/ Andre Dimitriadis
	Title	Chairman & CEO

LTC GP I, INC.

By
	Name	/s/ Alex J. Chavez
	Title	Sr. Vice President and Treasurer

By
	Name	/s/ Andre Dimitriadis
	Title	Chairman & CEO

LTC GP VI, INC.

By
Name	/s/ Alex J. Chavez
Title	Sr. Vice President and Treasurer

By
Name	/s/ Andre Dimitriadis
Title	Chairman & CEO

NORTH CAROLINA REAL ESTATE INVESTMENTS LLC

By
Name	/s/ Alex J. Chavez
Title	Sr. Vice President and Treasurer

By
Name	/s/ Andre Dimitriadis
Title	Chairman & CEO

EDUCATION PROPERTIES INVESTORS, INC.

By
Name	/s/ Alex J. Chavez
Title	Sr. Vice President and Treasurer

By
Name	/s/ Andre Dimitriadis
Title	Chairman & CEO

SCHEDULE I

COMMITMENTS

NAME OF LENDER	CREDIT COMMITMENT

Bank of Montreal, Chicago Branch	$20,000,000

Key Bank National Association, as successor in interest to Key Corporate Capital Inc.	$20,000,000

Merrill Lynch Capital, a Division of Merrill Lynch Business Financial Services Inc.	$20,000,000

Bank Leumi USA	$5,000,000

TOTAL	$65,000,000